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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 11, 2007



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-33366                 20-5913059
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

                  700 Milam Street
                      Suite 800
                   Houston, Texas                                77002
      (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.    Regulation FD Disclosure.

         On May 11, 2007, Cheniere Energy, Inc. ("CEI") revised its corporate presentation. Pages 2, 6 through 8, and 14 through 21 of the presentation pertain to Cheniere Energy Partners, L.P. The revised corporate presentation is attached as Exhibit 99.1 to CEI's Current Report on Form 8-K furnished on May 11, 2007. Pages 2, 6 through 8, and 14 through 21 are incorporated by reference into this Item 7.01.

         The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01     Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number      Description
------      -----------

99.1        Pages 2, 6 through 8, and 14 through 21 of the Cheniere Energy, Inc.
            corporate presentation, dated May 11, 2007 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on May 11, 2007).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHENIERE ENERGY PARTNERS, L.P.

                                          By: CHENIERE ENERGY PARTNERS GP, LLC,
                                              its general partner


    Date:  May 11, 2007                   By:  /s/ Don A. Turkleson
                                             ---------------------------
                                               Name:  Don A. Turkleson
                                               Title: Senior Vice President and
                                                      Chief Financial Officer

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EXHIBIT INDEX



Exhibit
Number      Description
------      -----------

99.1        Pages 2, 6 through 8, and 14 through 21 of the Cheniere Energy, Inc.
            corporate presentation, dated May 11, 2007 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on May 11, 2007).